UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2022
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
55 Francisco Street, Suite 360
San Francisco, California 94133
(Address of principal executive offices, including zip code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement
On December 27, 2022, Wag! Group Co. (the “Company”), through its subsidiary Wag Labs, Inc., entered into an asset purchase agreement (the “Agreement”) with Clicks and Traffic LLC (“Seller”) pursuant to which the Company agreed to purchase substantially all of the Seller assets used in Seller’s business in exchange for cash consideration of $9 million. The transaction, which remains subject to customary closing conditions, is expected to close during the first quarter of 2023. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 10.1, and the entirety of which is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On January 3, 2023, the Company issued a press release announcing the entrance into the Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company also posted to its website at https://investors.wag.co/ an Investor Presentation related to the transaction. A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Exhibit
10.1	Asset Purchase Agreement, dated December 27, 2022 by and between Wag Labs, Inc. as Buyer, and Clicks and Traffic LLC, as Seller.
99.1	Press Release, dated January 3, 2023
99.2	Dog Food Advisor, Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wag! Group Co.

Date: January 3, 2023	By:	/s/ Alec Davidian
Alec Davidian
Chief Financial Officer
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